                                                                      EXHIBIT 21


Exhibit 21.  Subsidiaries of the Registrant.

   The Registrant had no parent at December 31, 1998.

   As of December 31, 1998, The Rouse Company owned 100% of the voting securities of the following domestic and foreign corporations included in the consolidated financial statements:


                                                                    State of
   Subsidiary                                                     Incorporation
   ----------                                                     -------------

Directly owned subsidiaries of the Company.  All
shares are Common Stock unless otherwise noted.
   American City Corporation, The                                   Maryland
   Baltimore Center, Inc.                                           Maryland
   Beachwood Property Holdings, Inc.                                Maryland
   Charlottetown, Inc.                                              Maryland
   Charlottetown North, Inc.                                        Maryland
   Chesapeake Investors, Inc. (Note 1)                              Delaware
   Community Research and Development, Inc.                         Maryland
   Cuyahoga Land Company, Inc.                                      Maryland
   Exton Acquisition, Inc.                                          Pennsylvania
   Exton Shopping, Inc.                                             Maryland
   Exton Square, Inc.                                               Pennsylvania
   Four Owings Mills Corporate Center, Inc.                         Maryland
   Gallery Maintenance, Inc. (Note 2)                               Maryland
   Gallery II Trustee, Inc.                                         Maryland
   Harbor Overlook Investments, Inc.                                Maryland
   Harborplace Management Corporation                               Maryland
   Harundale Mall, Inc.                                             Maryland
   Hermes Incorporated                                              Maryland
   Huntington Properties, Inc. (Note 3)                             Maryland
   It's Showtime of Maryland, Inc.                                  Maryland
   Kalimba Marketplace, Inc.                                        Maryland
   Louisville Shopping Center, Inc.                                 Kentucky
   Mondawmin Corporation                                            Maryland
   O. M. Guaranty, Inc.                                             Maryland
   O. M. Land Development, Inc.                                     Maryland
   O. M. Mall Corporation                                           Maryland
   O. M. Management Company, Inc.                                   Maryland
   One Owings Mills Corporate Center, Inc.                          Maryland
   Owings Mills Finance Corporation                                 Maryland
   Plymouth Meeting Food Court, Inc.                                Maryland
   Plymouth Meeting Mall, Inc. (Note 4)                             Pennsylvania
   PT Funding, Inc.                                                 Maryland

   Rouse-Brandywood, Inc.                                           Maryland
   Rouse-Camden Warehouse, Inc.                                     Maryland
   Rouse Capital (Note 5)                                           Delaware
   Rouse-Columbus, Inc.                                             Maryland
   Rouse-Commerce, Inc.                                             Maryland
   Rouse Company at Owings Mills, The                               Maryland
   Rouse Company Financial Services, Inc., The                      Maryland
   Rouse Company of Alabama, Inc., The (Note 6)                     Alabama
   Rouse Company of Alaska, Inc., The                               Maryland
   Rouse Company of Arkansas, Inc., The                             Maryland
   Rouse Company of California, Inc., The (Note 7)                  Maryland
   Rouse Company of Colorado, Inc., The (Note 8)                    Maryland
   Rouse Company of Connecticut, Inc., The (Note 9)                 Connecticut
   Rouse Company of Florida, Inc., The (Note 10)                    Florida
   Rouse Company of Georgia, Inc., The (Note 11)                    Georgia
   Rouse Company of Idaho, Inc., The                                Maryland
   Rouse Company of Illinois, Inc., The                             Maryland
   Rouse Company of Iowa, Inc., The (Note 12)                       Maryland
   Rouse Company of Louisiana, The (Note 13)                        Maryland
   Rouse Company of Maine, Inc., The                                Maryland
   Rouse Company of Massachusetts, Inc., The (Note 14)              Maryland
   Rouse Company of Michigan, Inc., The (Note 15)                   Maryland
   Rouse Company of Minnesota, Inc., The (Note 16)                  Maryland
   Rouse Company of Mississippi, Inc., The                          Maryland
   Rouse Company of Montana, Inc., The                              Maryland
   Rouse Company of Nevada, Inc., The (Note 17)                     Nevada
   Rouse Company of New Hampshire, Inc., The                        Maryland
   Rouse Company of New Jersey, Inc., The (Note 18)                 New Jersey
   Rouse Company of New Mexico, Inc., The                           Maryland
   Rouse Company of New York, Inc., The (Note 19)                   New York
   Rouse Company of North Carolina, Inc., The (Note 20)             Maryland
   Rouse Company of North Dakota, Inc., The                         Maryland
   Rouse Company of Ohio, Inc., The (Note 21)                       Ohio
   Rouse Company of Oklahoma, Inc., The                             Maryland
   Rouse Company of Oregon, Inc., The (Note 22)                     Maryland
   Rouse Company of Pennsylvania, Inc., The (Note 23)               Pennsylvania
   Rouse Company of Rhode Island, Inc., The                         Maryland
   Rouse Company of South Carolina, Inc., The                       Maryland
   Rouse Company of South Dakota, Inc., The                         Maryland
   Rouse Company of Tennessee, Inc., The                            Maryland
   Rouse Company of Texas, Inc., The (Note 24)                      Texas
   Rouse Company of the District of Columbia, The                   Maryland
   Rouse Company of Utah, Inc., The                                 Maryland
   Rouse Company of Vermont, Inc., The                              Maryland
   Rouse Company of Virginia, Inc., The (Note 25)                   Maryland

   Rouse Company of Washington, Inc., The (Note 26)                 Maryland
   Rouse Company of West Virginia, Inc., The                        Maryland
   Rouse Company of Wisconsin, Inc., The                            Maryland
   Rouse Company of Wyoming, Inc., The                              Maryland
   Rouse-Consulting, Inc.                                           Maryland
   Rouse Development Company of California, Inc., The               Maryland
   Rouse-Fairwood Development Corporation                           Maryland
   Rouse Fashion Show Management, Inc.                              Maryland
   Rouse Gallery II Management, Inc.                                Maryland
   Rouse-Hagerstown, Inc.                                           Maryland
   Rouse-Harford County, Inc.                                       Maryland
   Rouse Holding Company, The                                       Maryland
   Rouse Holding Company of Arizona, Inc., The (Note 27)            Maryland
   Rouse-Inglewood, Inc.                                            Maryland
   Rouse Investing Company (Note 28)                                Maryland
   Rouse Management, Inc.                                           Maryland
   Rouse Management Services Corporation                            Maryland
   Rouse Management Services Corporation of Arkansas, Inc.          Maryland
   Rouse Management Services Corporation of Louisiana, Inc.         Maryland
   Rouse Metro Plaza, Inc.                                          Maryland
   Rouse-Metro Shopping Center, Inc.                                Maryland
   Rouse-Milwaukee, Inc.                                            Maryland
   Rouse-Milwaukee Garage Maintenance, Inc.                         Maryland
   Rouse Missouri Holding Company (Note 29)                         Maryland
   Rouse-Oakwood Two, Inc.                                          Maryland
   Rouse Office Management, Inc.                                    Maryland
   Rouse Office Management of Pennsylvania, Inc.                    Maryland
   Rouse-Owings Mills, Inc.                                         Maryland
   Rouse Owings Mills Management Corporation                        Maryland
   Rouse Philadelphia, Inc.                                         Maryland
   Rouse Philadelphia Three, Inc.                                   Maryland
   Rouse-Phoenix Cinema, Inc.                                       Maryland
   Rouse-Randhurst Shopping Center, Inc.                            Maryland
   Rouse-Santa Monica, Inc.                                         Delaware
   Rouse Service Company, The                                       Maryland
   Rouse SI Shopping Center, Inc.                                   Maryland
   Rouse Transportation, Inc.                                       Maryland
   Rouse Tristate Venture, Inc.                                     Texas
   Rouse Venture Capital, Inc.                                      Maryland
   Rouse-Wates, Incorporated (Note 30)                              Delaware
   RREF Holding, Inc. (Note 31)                                     Texas
   Salem Mall, Incorporated                                         Maryland
   Santa Monica Place, Inc.                                         Maryland

   Six Owings Mills Corporate Center, Inc.                          Maryland
   SMPL Management, Inc.                                            Maryland
   Stansfield-Laurel, Inc.                                          Maryland
   Three Owings Mills Corporate Center, Inc.                        Maryland
   TRC Central, Inc.                                                Maryland
   TRCD, Inc. (Note 32)                                             Delaware
   TRC Holding Company of Washington, D.C. (Note 33)                Maryland
   TRC Property Management, Inc.                                    Maryland
   TRC Purchasing, Inc.                                             Maryland
   Two Owings Mills Corporate Center, Inc.                          Maryland
   White Marsh Equities Corporation                                 Maryland

Foreign subsidiaries:
--------------------

   Rouse Service (Canada) Limited                                   Canada

Notes:
-----

1. Chesapeake Investors, Inc. owns all of the outstanding capital stock of Rouse Commercial Properties, Inc., a Maryland corporation:

   Rouse Commercial Properties, Inc. owns all of the outstanding capital stock of the following Maryland entities:

          HRD Commercial Properties, Inc.
          Hunt Valley Title Holding Corporation
          Rouse Acquisition Finance, Inc.

   Hunt Valley Title Holding Corporation owns 5% of the outstanding stock of Rouse-Teachers Holding Company (a Nevada corporation).

2. Gallery Maintenance, Inc. owns all of the outstanding capital stock of Rouse Gallery Management, Inc., a Maryland corporation.

3. Huntington Properties, Inc. owns all of the outstanding capital stock of Huntington Realty Interests, Ltd., a Maryland corporation.

   Huntington Realty Interests, Ltd. owns all of the outstanding capital stock of the following Maryland corporations:

          HRIL, Inc.
          Huntington Capital Investors, Ltd.

4. Plymouth Meeting Mall, Inc. owns all of the outstanding common stock of 1150 Plymouth Associates, Inc., a Maryland corporation.

5. Rouse Capital is a statutory business trust formed under Delaware law. All of the Common Securities of Rouse Capital are owned by the Company. The Preferred Securities of Rouse Capital were sold in a public registered offering in 1995.

6. The Rouse Company of Alabama, Inc. owns all of the outstanding capital stock of Rouse-Liberty Park, Inc., a Maryland Corporation.

7. The Rouse Company of California, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse-Canyon Springs, Inc.
          Rouse-Palm Springs II, Inc.
          Rouse-Sacramento, Inc.

8. The Rouse Company of Colorado, Inc. owns all of the outstanding capital stock of Rouse Management Services Corporation of Colorado, Inc., a Maryland corporation.

9. The Rouse Company of Connecticut, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse Chapel Square Finance, Inc.
          Rouse New Haven Parking Management, Inc.

10. The Rouse Company of Florida, Inc. owns all of the outstanding common stock of each of the following corporations:

          Bayside Entertainment Company, a Maryland corporation
          Governor's Square, Inc., a Florida corporation
          Howard Retail Investment Corporation, a Maryland corporation
          New River Center, Inc., a Florida corporation
          Rouse-Bayside, Inc., a Maryland corporation
          Rouse-Coral Gables, Inc., a Maryland corporation
          Rouse-Fort Myers, Inc., a Maryland corporation
          Rouse-Governor's Square, Inc., a Maryland corporation
          Rouse-Jacksonville, Inc., a Maryland corporation
          Rouse Kendall Management Corporation, a Maryland corporation Rouse-Miami, Inc., a Maryland corporation
          Rouse Office Management of Florida, Inc., a Maryland corporation Rouse-Orlando, Inc., a Maryland corporation
          Rouse-Osceola, Inc., a Maryland corporation
          Rouse-Sunrise, Inc., a Maryland corporation
          Rouse-Tampa, Inc., a Florida corporation

11. The Rouse Company of Georgia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Augusta Mall, Inc.
          Outlet Square of Atlanta, Inc.
          Perimeter Center, Inc.
          Perimeter Mall, Inc.
          Perimeter Mall Management Corporation
          Rouse-Atlanta, Inc.
          Rouse Columbus Square, Inc.
          Rouse Columbus Square Management Corporation
          Rouse Development Management Company, Inc.
          Rouse South DeKalb, Inc.
          South DeKalb Mall Management Corporation

12. The Rouse Company of Iowa, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse Management Services Corporation of Iowa, Inc.
          Rouse Management Services Corporation Two of Iowa, Inc.

13. The Rouse Company of Louisiana owns all of the outstanding capital stock of Rouse-New Orleans, Inc., a Maryland corporation

14. The Rouse Company of Massachusetts, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Faneuil Hall Marketplace, Inc.
          Marketplace Grasshopper, Inc.
          Rouse-Eastfield, Inc.

15. The Rouse Company of Michigan, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse Southland, Inc.
          Rouse Southland Management Corporation
          Southland Security, Inc.
          Southland Shopping Center, Inc.

16. The Rouse Company of Minnesota, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Ridgedale Shopping Center, Inc.
          Rouse-Maple Grove, Inc.
          Rouse Ridgedale, Inc.
          Rouse Ridgedale Management Corporation

17. The Rouse Company of Nevada, Inc. owns all of the outstanding capital stock or units of ownership interest of each of the following entities:

          250 Pilot Road, LLC, a Nevada limited liability company
          585 Pilot Road, LLC, a Nevada limited liability company
          625 Pilot Road, LLC, a Nevada limited liability company
          10000 West Charleston Boulevard, LLC, a Nevada limited liability company
          10450 West Charleston Boulevard, LLC, a Nevada limited liability company
          Cherry Hill Center, Inc., a Maryland corporation
          Echelon Holding Company, Inc., a Delaware corporation
          Echelon Mall, Inc., a Maryland corporation
          Harborplace, Inc., a Maryland corporation
          One Willow Corporation, a Delaware corporation
          Paramus Equities, Inc., a Texas corporation
          Paramus Park, Inc., a Maryland corporation
          Rouse-Bridgewater Commons, LLC, a Maryland limited liability company Rouse F.S., LLC, a Maryland limited liability company
          Rouse-Fashion Outlet, LLC, a Maryland limited liability company Rouse-Fashion Place, LLC, a Maryland limited liability company
          Rouse Fashion Show, Inc., a Nevada corporation

          Rouse-Las Vegas, LLC, a Nevada limited liability company Rouse-Moorestown, Inc., a Maryland corporation
          Rouse-Moorestown II, Inc., a Maryland corporation
          Rouse-Park Meadows Holding, LLC, a Maryland limited liability company Rouse-Towson Town Center, LLC, A Maryland limited liability company Rouse-Valley Fair, LLC, a Maryland limited liability company Rouse-Westdale, LLC, a Maryland limited liability company Rouse-Wincopin, Inc., a Maryland corporation
          Two Willow Corporation, a Delaware corporation
          The Village of Cross Keys, Incorporated, a Maryland corporation
          TTC Member, Inc., a Maryland corporation
          White Marsh Mall, Inc., a Maryland corporation
          Woodbridge Center, Inc., a Maryland corporation

    One Willow Corporation owns all of the outstanding capital stock of Three Willow Corporation, a Delaware corporation.

    Rouse-Park Meadows Holding, LLC owns all of the outstanding units of Rouse-Park Meadows, LLC, a Maryland limited liability company.

    Rouse-Towson Town Center, LLC owns 99.5% of the outstanding units of Towson Town Center, LLC, a Maryland limited liability company.

          Towson Town Center, LLC owns all of the outstanding units of Route-TTC Funding, LLC, a Maryland limited liability company

    TTC Member, Inc. owns all of the outstanding units of TTC SPE, LLC and .5% of the outstanding units of Towson Town Center, LLC.

    The Village of Cross Keys, Incorporated owns all of the outstanding capital stock of The Roost, Inc., a Maryland corporation.

18. The Rouse Company of New Jersey, Inc. owns all of the outstanding Series A Preferred Stock of Rouse Woodbridge Funding, Inc., a Delaware corporation, and all of the outstanding common stock of each of the following Maryland corporations:

          Echelon Urban Center, Inc.
          Paramus Equities II, Inc.
          Paramus Mall Management Company, Inc.
          Rouse-Atlantic Gateway, Inc.
          Rouse-Burlington, Inc.
          The Willowbrook Corporation
          Willmall Holdings, Inc.
          Willowbrook Management Corporation

19. The Rouse Company of New York, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          DM Shopping Center, Inc.
          Rouse-Seaport Retail Venture, Inc.
          Rouse SI Shopping Management, Inc.
          Seaport Marketplace, Inc.
          Seaport Marketplace Theatre, Inc.
          Seaport Theatre Management Corporation

20. The Rouse Company of North Carolina, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse-Charlotte, Inc.
          Rouse-Durham, Inc.
          Rouse Office Management of North Carolina, Inc.

21. The Rouse Company of Ohio, Inc. owns all of the outstanding common stock of each of the following corporations:

          Beachwood Place, Inc., a Maryland corporation
          Cuyahoga Development Corporation, a Maryland corporation
          Franklin Park Mall, Inc., a Maryland corporation
          Franklin Park Mall Management Corporation, a Maryland corporation Plaza Holding Corporation, an Ohio corporation

22. The Rouse Company of Oregon, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse Office Management of Oregon, Inc.
          Rouse-Portland, Inc.
          Rouse Salem Centre, Inc.
          Rouse Salem Centre Management Corporation

23. The Rouse Company of Pennsylvania, Inc. owns all of the outstanding capital stock of Whiteland I, Inc. and Whiteland II, Inc., both Maryland corporations.

24. The Rouse Company of Texas, Inc. owns all of the outstanding capital stock of each of the following corporations:

          Almeda Mall, Inc., a Maryland corporation
          AU Management Corporation, a Texas corporation
          Austin Mall, Inc., a Maryland corporation
          Collin Creek, Inc., a Maryland corporation
          Collin Creek Mall Management Company, Inc., a Maryland corporation

          DK Management Corporation, a Texas corporation
          DK Shopping Center, Inc., a Texas corporation
          Greengate Mall, Inc., a Pennsylvania corporation
          North Star Mall, Inc., a Texas corporation
          Northwest Mall, Inc., a Maryland corporation
          NS Management Corporation, a Texas corporation
          Rouse-Air Cargo, Inc., a Maryland corporation
          Rouse-Air Cargo (DFW), Inc., a Maryland corporation Rouse-Almeda, Inc., a Maryland corporation
          Rouse-Carillon Management Company, Inc., a Maryland corporation Rouse-Carillon Shopping Center, Inc., a Maryland corporation Rouse Central Park Shopping Center, Inc., a Maryland corporation Rouse Fort Worth, Inc., a Maryland corporation
          Rouse Holding Company of Texas, Inc., a Texas corporation
          Rouse Management Services Corporation of Texas, Inc., a Maryland
            corporation
          Rouse-Northwest, Inc., a Maryland corporation
          Rouse-San Antonio, Inc., a Maryland corporation
          Rouse-Southlake, Inc., a Maryland corporation
          Rouse-Tarrant, Inc., a Maryland corporation
          SDK Mall, Inc., a Texas corporation
          South DeKalb Mall, Inc., a Texas corporation

25. The Rouse Company of Virginia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse Airport Retail, Inc.
          Rouse-Military Circle, Inc.
          Rouse-Richmond, Inc.

    Rouse-Military Circle, Inc. owns all of the outstanding capital stock of Rouse Hotel Management of Virginia, Inc., a Maryland corporation.

26. The Rouse Company of Washington, Inc. owns all of the outstanding capital stock of Rouse-Seattle, Inc., a Maryland corporation.

27. The Rouse Holding Company of Arizona, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse-Arizona Center, Inc.
          Rouse Office Management of Arizona, Inc.
          Rouse-Phoenix Development Corporation
          Rouse-Phoenix Parking, Inc.
          Rouse-Phoenix Parking Two, Inc.
          Rouse-Phoenix Two Corporate Center, Inc.

28. Rouse Investing Company owns all of the outstanding capital stock of each of the following corporations:

          Deerfield Homes, Inc., a Florida corporation
          306 Corporation, a Texas corporation
          Wilmington Homes, Inc., a North Carolina corporation

29. Rouse Missouri Holding Company owns all of the outstanding capital stock of each of the following Maryland corporations:

          The Rouse Company of Missouri, Inc.
          Rouse Missouri Management Corporation
          St. Louis Union Station Beergarten, Inc.

    The Rouse Company of Missouri, Inc. owns all of the outstanding capital stock of The Rouse Company of St. Louis, Inc., a Maryland corporation.

30. Rouse-Wates, Incorporated ("Rouse-Wates") and its consolidated subsidiaries are accounted for as a discontinued operation in the consolidated financial statements. Rouse-Wates owns all of the outstanding capital stock of Owen Brown B Development Company, a Maryland corporation

31. RREF Holding, Inc. owns all of the outstanding capital stock of RII Holding, Inc., a Texas corporation.

32. TRCD, Inc. owns all of the outstanding common stock of the following Delaware corporations:

          Austin Mall Corporation
          Collin Creek Property, Inc.
          The Franklin Park Corporation
          Mall St. Matthews Corporation
          North Star Mall Corporation
          One Franklin Park Corporation
          One Gallery Corporation
          Rouse Funding Corporation
          Rouse Funding Two, Inc.
          Rouse-MTN, Inc.
          TRCDE, Inc.
          TRCDE Two, Inc.
          TRCDF, Inc.
          Two Franklin Park Corporation
          Two Gallery Corporation
          Willowbrook Mall, Inc.

    The Franklin Park Corporation owns 90 shares of the outstanding capital stock of Franklin Park Finance, Inc., a Delaware corporation, and Rodamco U.S.A., Inc. owns the remaining 910 shares. Franklin Park Finance, Inc. has 3,000 shares of capital stock authorized, of which 1000 shares are issued and outstanding as described above.

    Willowbrook Mall, Inc. owns 90 shares of the outstanding capital stock of Willowbrook Finance Corporation, a Delaware corporation, and Rodamco U.S.A., Inc. owns the remaining 910 shares. Willowbrook Finance Corporation has 3,000 shares of capital stock authorized, of which 1000 shares are issued and outstanding as described above.

33. TRC Holding Company of Washington, D.C. owns all of the outstanding capital stock of Rouse-National Press Management, Inc., a Maryland corporation